Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350

In connection with the Quarterly Report on Form 10-Q of S&W Seed Company (the "Company") for the quarter ended December 31, 2013 as filed with the Securities and Exchange Commission on the date hereof (the "Report") I, Mark S. Grewal, Chief Executive Officer of the Company, certify, pursuant to § 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. § 1350, that to my knowledge:

(1)            The Report fully complies with the requirements of Section 13(a) or IS(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d))); and

(2)            The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: February 13, 2014
/s/ Mark S. Grewal Mark S. Grewal President and Chief Executive Officer (Principal Executive Officer)